UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022 (October 13, 2022)

CANDEL THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40629	52-2214851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Candel Therapeutics, Inc.

117 Kendrick St Suite 450

Needham, Massachusetts 02494

(Address of principal executive offices, including zip code)

(617) 916-5445

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CADL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Candel Therapeutics, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on October 13, 2022. As of August 16, 2022, the record date for the Annual Meeting, there were 28,891,909 outstanding shares of the Company’s voting common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on September 2, 2022: (i) to elect three directors, Renee Gaeta, Gary J. Nabel, M.D., Ph.D., and Joseph C. Papa, as Class I directors of the Company to serve for a three-year term expiring at the Company’s 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”).

The Company’s stockholders elected each of the Class I director nominees, Renee Gaeta, Gary J. Nabel, M.D., Ph.D., and Joseph C. Papa, recommended for election at the Annual Meeting in Proposal 1. The votes cast at the Annual Meeting were as follows:

	For	Abstain	Broker Non-Votes
Renee Gaeta	18,256,315	18,214	5,958,141
Gary J. Nabel, M.D., Ph.D.	18,234,483	40,046	5,958,141
Joseph C. Papa	18,226,991	47,538	5,958,141

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, recommended for ratification in Proposal 2 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
24,227,984	4,458	228

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Candel Therapeutics, Inc.

Date: October 14, 2022	By:	/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D., FMedSci
President and Chief Executive Officer